UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 25, 2007


                           America Service Group Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                     0-23340                   51-0332317
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   (State or other                (Commission               (IRS Employer
     jurisdiction                File Number)           Identification Number)
  of incorporation)


105 Westpark Drive, Suite 200, Brentwood, Tennessee             37027
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      (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

         America Service Group Inc. (the "Company") announced, on September 25, 2007, that the New York City Department of Health and Mental Hygiene has publicly indicated its intent to extend by three additional years its contract with the Company's operating subsidiary, Prison Health Services, Inc. for the provision of comprehensive medical, mental health, dental and ancillary services to inmates in the custody of the New York City Department of Correction.

         A copy of the press release, dated September 25, 2007, is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

        (d) Exhibits.

                  99.1     Press Release dated September 25, 2007

                                   Signatures
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    AMERICA SERVICE GROUP INC.



Date:  September 26, 2007                           By:  /s/ Michael W. Taylor
                                                       -------------------------
                                                       Michael W. Taylor
                                                       Senior Vice President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number      Description of Exhibits
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99.1        Press release dated September 25, 2007.